UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): April 30, 2014

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 30, 2014, ION Geophysical Corporation (the “Company”) issued a press release containing information regarding the Company’s results of operations for the quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 7.01.    Regulation FD Disclosure

In conjunction with the above press release, the Company has scheduled a conference call, which will be broadcast live over the Internet, for Thursday, May 1, at 10:00 a.m. Eastern Time (9:00 a.m. Central). The information for accessing the conference call is included in the press release. The webcast of the conference call will be accompanied by a slide presentation, a copy of which is furnished as Exhibit 99.2 hereto.
The information contained in Items 2.02 and 7.01 and the exhibits of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The information contained in this report and the attached exhibits contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning future sales, earnings, revenues and market growth, timing of sales, future liquidity and cash levels and future cash needs and sources of cash, including availability under our revolving line of credit facility, expected outcomes of litigation, future compliance with our debt financial covenants, sales expected to result from backlogs and pipelines, benefits expected to result from the INOVA Geophysical and OceanGeo joint ventures and related transactions, estimates regarding future commodity prices, future investments and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with pending and future litigation, including the risk that an unfavorable judgment in the lawsuit brought by WesternGeco could have a materially adverse effect on our financial results and liquidity; audit adjustments and other modifications to the Company’s financial statements not currently foreseen; the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; economic downturns and volatile credit environments; international political and economic events and turmoil; the operation, prospects and performance of the INOVA Geophysical and OceanGeo joint ventures; the Company’s level and terms of indebtedness, including compliance with debt covenants; competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; collection of receivables; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit Number    Description

99.1        Press Release dated April 30, 2014.

99.2        May 1, 2014 Conference Call Presentation Slides.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2014	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 30, 2014.
99.2	May 1, 2014 Conference Call Presentation Slides.